Registration No. 333-103199
                                                      Registration No. 811-04335
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-6

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

   Pre-Effective Amendment No.                                          [ ]

   Post-Effective Amendment No. 10                                      [X]

                              AND/OR

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

   Amendment No. 31                                                     [X]

                       (Check appropriate box or boxes)

                           -------------------------

                               SEPARATE ACCOUNT FP
                                      of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                           -------------------------

                    AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------


                                   DODIE KENT
                           VICE PRESIDENT AND COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)


                           -------------------------

                  Please send copies of all communications to:
                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001
                           -------------------------

         Approximate Date of Proposed Public Offering:

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]      On (date) pursuant to paragraph (b) of Rule 485.

[X]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                                      NOTE

This Post Effective Amendment No. 10 ("PEA") to the Form N-6 Registration Statement (File No. 333-103199) ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account FP is being filed for the purpose of including in the Registration Statement the Accelerated Death Benefit for Long-Term Care Services Rider ("Living Care Rider") for Incentive Life '06, our variable universal life policy that we offer in the individual life insurance market. The PEA does not amend or delete the currently effective Prospectuses, Statements of Additional Information or supplements to the Prospectuses and Statements of Additional Information, or any other part of the Registration Statement except as specifically noted herein. (Parts A, B and C of PEA No. 9 to the Form N-6 Registration Statement (File No. 333-103199), filed with the Commission on April 25, 2006, are incorporated herein by reference.)

AXA Equitable Life Insurance Company

INCENTIVE LIFE(SM) '06

PROSPECTUS SUPPLEMENT DATED SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

This Supplement modifies certain information in the Prospectus and Statement of Additional Information ("SAI") dated May 1, 2006, and any supplements to that Prospectus and SAI (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to add information regarding the Living Care Rider to your Prospectus. The following section describes the Living Care Rider and is added to the section of your Prospectus entitled, "Other benefits you can add by rider", under "More information about policy features and benefits."


Please note that the Living Care Rider must be sold to you by a properly licensed financial professional.

LIVING CARE RIDER. In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.(1) Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.

An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period", as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every 12 months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.

If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Living Care Rider are being paid, we will waive the monthly charge for the Living Care Rider.

We will pay up to the long-term care specified amount for qualified long-term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.

The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. The maximum monthly benefit payment amount that you can purchase from AXA Equitable and its affiliates is limited to $50,000 per month, per insured person. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

    1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

----------
(1) For a more complete description of the terms used in this section and conditions of this rider, please consult your rider policy form.

                                                                          X01361

    2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value, and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned Policy Account Value will not be reduced by more than the accumulated benefit lien amount.

o ELIMINATION PERIOD. The Living Care Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

o PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Living Care Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

     1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

     2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

     3. the date when you request that we terminate benefit payments under this rider;

     4. the date the accumulated benefit lien amount equals the current long-term care specified amount;

     5. the date you surrender the policy;

     6. the date we make a payment under the living benefits rider (for terminal illness); or

     7. the date of death of the insured person.

During a period of coverage:

     1. Partial withdrawals, face amount decreases and premium payments are not permitted.

     2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against the policy values.

     3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

     4. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

Transfers between your unloaned value in the guaranteed interest option and the variable investment options may continue to be made in accordance with the "Transfers you can make" section. However, we reserve the right to limit access to the variable investment options while a period of coverage continues. If we do impose a restriction, we will give you advance written notice.

After a period of coverage ends:

     1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

     2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

     3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

     4.  The maximum monthly benefit will not be reduced.

     5. Any actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse is in effect will also be reduced pro rata to the reduction in the policy face amount.

     6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

     7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

o RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

     1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

     2.  upon termination or surrender of the policy;

     3.  the date of the insured person's death;

     4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

     5. the effective date of the election of the paid up death benefit guarantee;

     6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

     7.  the date the policy goes on loan extension; or

     8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

o EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long-term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long term care specified amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

For tax information concerning the Living Care Rider, see "Tax Treatment of living benefits rider or Living Care Rider under a policy with the applicable rider" later in this Supplement.

---------------------

The following items are added to, modify or are to be read in conjunction with sections of your Incentive Life(SM) '06 Prospectus.

In the section entitled "Risk/benefit summary: Policy features, benefits and risks", please note the following:


1. THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

In "The minimum amount of premiums you must pay" section, the following bulleted statement is added under "Policy lapse and termination":

     o you are receiving monthly benefit payments under the Living Care Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

2. YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Under "You can elect a "paid up" death benefit guarantee", the following sentence is added as the last sentence of the first paragraph:

     Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Living Care Rider at any time.

3. YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LIVING CARE RIDER

The following new section is added:

     YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LIVING CARE RIDER

     In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Living Care Rider.

     The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

4. YOUR POLICY'S DEATH BENEFIT OPTIONS

Under "About your life insurance benefit", the following replaces the last paragraph under "Your policy's death benefit options":

     Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter.

5. CHANGE OF DEATH BENEFIT OPTION

Under "About your life insurance benefit", the following is added as the second sentence to the last paragraph under "Change of death benefit option":

     You may not change the death benefit option under your policy while the Living Care rider is in effect.

6. YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

Under "You can increase or decrease your insurance coverage", the following is added as the last two sentences to the second paragraph:

     Moreover, we will not approve a face amount increase while the Living Care Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Living Care Rider.

7. ACCESSING YOUR MONEY

Under "Accessing your money", the following is added after the second sentence:

     Pursuant to the Living Care Rider, the cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy face amount accelerated to date. Partial withdrawals are not permitted if you are receiving monthly benefit payments under the Living Care Rider.

8. PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES

Under "Tables of policy charges", the following is added to the table "Periodic charges other than underlying trust portfolio operating expenses",


------------------------------------------------------------------------------------------------------------------------------------
Charge                        When charge is deducted                   Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
Living Care Rider(3)(9)       Deducted from your policy                 As a monthly charge per $1,000 of the amount for which we
                              account value each month                  are at risk under the rider(17) on the date of the
                              while the rider is in effect,             deduction.
                              but not when rider benefits
                              are being paid.

  Lowest and highest rates                                                                      Selected Benefit %
  we guarantee                                                                                  ------------------
                                                                                                 1%     2%     3%
                                                                                               -------------------
                                                                        Lowest:                $0.08  $0.08  $0.08
                                                                        Highest:               $1.18  $1.18  $1.18

  The rate we guarantee for                                             Representative(14):    $0.22  $0.22  $0.22
  a representative insured
  (male insured, age 35 at
  issue in the standard
  non-tobacco user risk
  class)
------------------------------------------------------------------------------------------------------------------------------------

(3) Since these charges vary based on individual characteristics of the insured, the charges shown in the table may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(9)  Not applicable after the insured person reaches age 100.

(14) The current monthly charges for this rider are lower than the maximum monthly charges.

(17) Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.

In this same section, the following changes are made under the description of the Disability premium waiver rider.

Under "When charge is deducted", the text is modified to read as follows:

Deducted from your policy account value each month while the rider and children's term insurance riders and/or Living Care Rider are in effect

Under "Amount deducted", the following is added after the rates for Children's term insurance as a monthly charge for disability premium waiver per $1,000 of benefit for which such rider is purchased:

     Living Care Rider:
     Lowest: $0.0009
     Highest: $0.02

Under "Amount deducted", the following is added under "Representative" as the rates we guarantee for a representative insured (male insured age 35 in the standard non-tobacco user risk class):

     Living Care Rider: $0.003

Footnote 15 that follows the Table is amended to read as follows:

     (15) Amount charged equals the sum of disability premium waiver rider charges corresponding to the base policy, any children's term insurance and/or any Living Care Rider that you have added to your policy and to any face amount increases.

The reference to footnote 12 in the Disability premium waiver section is deleted.

9. TRANSFERS YOU CAN MAKE

In the section "Transferring your money among our investment options" under "Transfers you can make", the following is added:

  We reserve the right to restrict transfers while you are receiving monthly benefit payments under the Living Care Rider (currently there are no such restrictions).

In the section entitled "Accessing your money", please note the following:

10. BORROWING FROM YOUR POLICY

Under "Borrowing from your policy", the following is added as the last sentence of the first paragraph:

     The amount you can borrow under your policy will be reduced for any monthly payments under the Living Care Rider.

In this same section, the following replaces the third paragraph in its entirety:

     When you request a loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If the paid up death benefit guarantee is in effect and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

11. PAYING OFF YOUR LOAN

Under "Paying off your loan", the following is added as the last sentence of the first paragraph:

     Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Living Care Rider will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

In this same section, the following is added as the third paragraph:

     If you are to receive monthly benefit payments under the Living Care Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

12. LOAN EXTENSION

Under "Loan extension", the fourth bulleted statement is modified to read as follows:

     o You have not received a payment under either the living benefits rider or the Living Care Rider.

In this same section, the seventh bulleted statement following "When a policy goes on loan extension", is modified to read as follows:

     o All additional benefit riders and endorsements will terminate, including the Living Care Rider.

13. MAKING WITHDRAWALS FROM YOUR POLICY

In "Making withdrawals from your policy", the entire first paragraph is modified to read as follows:

     You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Living Care Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Living Care Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. We will not deduct a charge for making a partial withdrawal.

14. SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

Under "Surrendering your policy for its net cash surrender value", the following replaces the second sentence of the first paragraph:

     The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Living Care Rider, and minus any surrender charge that then remains applicable.

15. YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

The subsection entitled "Your option to receive a living benefit" has been renamed "Your option to receive a terminal illness living benefit." All cross-references to this subsection throughout the Prospectus should refer to this renamed subsection.

In that same section, the first sentence of the third paragraph is deleted and replaced with the following:

     If you receive a living benefit on account of terminal illness, the Living Care Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Living Care Rider. Living Care Rider charges will also stop.

16. TAX TREATMENT OF LIVING BENEFITS PROCEEDS

In the section "Tax information", the section "Tax treatment of living benefit proceeds" is deleted and replaced with the following:

Tax treatment of living benefits rider or Living Care Rider under a policy with the applicable rider

     LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.

     LIVING CARE RIDER. Benefits received under the Living Care Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

     Charges for the Living Care Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for Tax treatment of distributions to you. Charges for the Living Care Rider are generally not considered deductible for income tax purposes. The Living Care Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

     Any adjustments made to your policy death benefit, face amount and other values as a result of Living Care Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

     UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

In the section entitled "More information about policy features and benefits", please note the following:

17. OTHER ADJUSTMENTS TO DEATH BENEFIT

Under "Other adjustments to death benefit", the following sentence is added as the last sentence of the second paragraph:

     Under the Living Care Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit.


18. GUARANTEE PREMIUMS

Under "Guarantee Premiums", the third sentence is modified to read as follows:

     The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount charges, or a rider is eliminated, or if there is a change in the insured person's risk characteristics.

19. PAID UP DEATH BENEFIT GUARANTEE

Under "Paid up death benefit guarantee", the third bulleted statement has been modified to read as follows:

     o we are not paying policy premiums or waiving monthly charges under the terms of a disability waiver rider and you have not received any payment under a living benefits rider or the Living Care Rider;

In the same section, the second sentence of the second full paragraph has been modified to read as follows:

     On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate including the Living Care Rider.

Also, in this section, under "Possible reduction of face amount", the following is added as the last two sentences of the second paragraph:

     In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals and full surrender)" under "Tax Information."

20. CHARGES FOR OTHER BENEFITS YOU CAN ADD BY RIDER

In the section "More information about certain policy charges" under "Charges for other benefits you can add by rider", the third sentence has been modified to read as follows:

     The charges for the Disability deduction waiver, Disability premium waiver and the Living Care riders depend on the specifics of your policy, including the characteristics of the insured.

21. DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

In the section "More information about procedures that apply to your policy" under "Dates and prices at which policy events occur", the following bulleted statement is added under the second series of bulleted statements, under "Requests you make":

     o  Termination of any additional benefit riders you have elected

22. YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

In the section "More information about procedures that apply to your policy" under "You can change your policy's insured person", the first sentence of that section is deleted and replaced with the following:

     Upon making this change, the monthly insurance changes we deduct will be based on the new insured person's insurance risk characteristics. In addition, any five-year no lapse guarantee and Living Care Rider will terminate.







                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 (212) 554-1234

                                  PART C

                            OTHER INFORMATION

This Part C is amended solely for the purpose of filing the exhibits noted below. No amendment or deletion is made of any of the other information set forth under the Part C Items as provided in Post-Effective Amendment No. 9 to the Registration Statement.

Item 26. Exhibits

        (d)(xxv) Form of Accelerated Death Benefit for Long-Term Care Services Rider

        (n)(ix)      Powers of Attorney

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 21st day of June, 2006.



                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY (REGISTRANT)



                                     By:   AXA EQUITABLE LIFE
                                           INSURANCE COMPANY
                                              (DEPOSITOR)



                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                              (Dodie Kent)
                                               Vice President and Counsel

                                SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 21st day of June, 2006.

                                          AXA EQUITABLE LIFE INSURANCE
                                          COMPANY (DEPOSITOR)


                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                     (Dodie Kent)
                                                      Vice President and Counsel


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            Anthony Hamilton            Joseph H. Moglia
Christopher M. Condron      Mary R. (Nina) Henderson    Ezra Suleiman
Henri de Castries           James F. Higgins            Peter J. Tobin
Claus-Michael Dill          W. Edwin Jarmain            Stanley B. Tulin
Denis Duverne               Scott D. Miller



*By:  /s/ Dodie Kent
     -----------------------
         (Dodie Kent)
         Attorney-in-Fact
         June 21, 2006

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                   DOCUMENT TAG
----------                                                    ------------

26.(d)(xxv)      Form of Accelerated Death Benefit for        Ex-99.26dxxv
                 Long-Term Core Services Rider

26.(n)(ix)       Powers of Attorney                           Ex-99.26nix